Contingent assets, liabilities & commitment	12 Months Ended
Jun. 30, 2023
Contingent assets, liabilities & commitment
Contingent assets, liabilities & commitment

21.Contingent assets, liabilities & commitment

1)	In 2021, the Company received contributions from the Australian Renewable Energy Agency (ARENA) in relation to funding a 30 MW concentrated solar thermal power reference plant variation contract (variation funding agreement). In relation to the funding agreement, the arrangement includes a clause on change of control, which indicated that if the Company failed to get funding to build the facility in Australia by May 31, 2024 but obtains finance for an offshore facility before that period, it would give rise to the requirement to repay a proportion of funding received from ARENA. At reporting date and upon entering into BCA, the Company did not identify such circumstances, as significant progress has been made on this facility in Australia. Furthermore, the funding agreement has been terminated on August 16, 2023. Refer to Note 22 (1) Subsequent Events.
2)	Under the JDA entered with the joint operator, the Company is required to pay a margin fee in the event of future equipment sales including licensing/ sale of CSP technology and associated royalty. It is noted that the margin fee survives the termination of the JDA and is capped to the extent of joint operator’s monetary contribution in the JDA. Such margin fee is based on 8.5% of the supply margin on qualifying equipment sales. As at reporting date, no equipment sales have been made and there are no firm commitments to make any such sales. Accordingly, no liabilities have been recognised as 2023.